UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2014
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 1300, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Encore Capital Group, Inc. (the “Company”) held its annual meeting of stockholders on June 5, 2014. The final voting results on the proposals presented at the meeting are set forth below.
The first proposal was for the election of the following seven directors: Willem Mesdag, Laura Newman Olle, Francis E. Quinlan, Norman R. Sorensen, Richard J. Srednicki, J. Christopher Teets and Kenneth A. Vecchione. All seven directors were elected, with the following votes tabulated:

	For	Withheld	Broker Non-Votes
Willem Mesdag	21,457,295	39,754	2,176,039
Laura Newman Olle	21,483,799	13,250	2,176,039
Francis E. Quinlan	21,480,420	16,629	2,176,039
Norman R. Sorensen	21,481,668	15,381	2,176,039
Richard J. Srednicki	21,478,532	18,517	2,176,039
J. Christopher Teets	21,458,745	38,304	2,176,039
Kenneth A. Vecchione	21,483,799	13,250	2,176,039
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
21,047,528	422,359	27,161	2,176,039
The third proposal was a non-binding vote to approve the frequency of the non-binding stockholder vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the Company’s stockholders approved a non-binding vote to approve the compensation of the Company’s named executive officers every year, with the following votes tabulated:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
20,147,961	11,220	1,303,206	34,661	2,176,039
The fourth proposal was the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified, with the following votes tabulated:

For	Against	Abstain
23,446,977	223,451	2,659
The Company’s Board of Directors has determined that it will include a non-binding vote to approve the compensation of the Company’s named executive officers in its proxy materials every year until the next non-binding vote to approve the frequency of such vote, which will occur no later than the Company’s 2020 annual meeting of stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: June 11, 2014	/s/ Greg Call
Greg Call
Senior Vice President, General Counsel and Corporate Secretary